UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	September 26, 2018

Synchrony Card Issuance Trust Synchrony Card Funding, LLC Synchrony Bank
(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

333-224689, 333-224689-01	82-3295851 (Synchrony Card Funding, LLC) 32-6494512 (Synchrony Card Issuance Trust)
(Commission File Numbers for Registrant and Issuing Entity, respectively)	(I.R.S. Employer Identification Nos. for Registrant and Issuing Entity, respectively)

0001724786 (Synchrony Card Funding, LLC) and 0001724789 (Synchrony Card Issuance Trust)
(Central Index Key for Registrant and Issuing Entity, respectively)

777 Long Ridge Road Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

(877) 441-5094
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into Material Definitive Agreements.

On September 26, 2018, Synchrony Card Issuance Trust (the “Trust”) and The Bank of New York Mellon, as Indenture Trustee (the “Indenture Trustee”), entered into the SynchronySeries Indenture Supplement (the “SynchronySeries Indenture Supplement”). A copy of the SynchronySeries Indenture Supplement is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On September 26, 2018, the Trust and the Indenture Trustee entered into the Class A(2018-1) Terms Document (the “Class A(2018-1) Terms Document”). A copy of the Class A(2018-1) Terms Document is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On September 26, 2018, the Trust, Synchrony Card Funding, LLC (“Funding”) and Synchrony Bank entered into a Risk Retention Agreement with respect to the SynchronySeries Class A(2018-1) Notes (the “Class A(2018-1) Risk Retention Agreement”). A copy of the Class A(2018-1) Risk Retention Agreement is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated herein by reference.

On September 26, 2018, the Trust and the Indenture Trustee entered into the Class B(2018-1) Terms Document (the “Class B(2018-1) Terms Document”). A copy of the Class B(2018-1) Terms Document is filed as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated herein by reference.

On September 26, 2018, the Trust and the Indenture Trustee entered into the Class C(2018-1) Terms Document (the “Class C(2018-1) Terms Document”). A copy of the Class C(2018-1) Terms Document is filed as Exhibit 4.5 to this Current Report on Form 8-K and is incorporated herein by reference.

On September 26, 2018, the Trust and the Indenture Trustee entered into the Class D(2018-1) Terms Document (the “Class D(2018-1) Terms Document”). A copy of the Class D(2018-1) Terms Document is filed as Exhibit 4.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 6.05.	Securities Act Updating Disclosure.

The tables set forth in the attached Exhibit 99.1 summarize the trust portfolio by various criteria as of the date specified therein.

Item 8.01.	Other Events.

Issuance of Class A(2018-1) Notes. On September 26, 2018, the Trust issued $1,000,000,000 principal amount of SynchronySeries Class A(2018-1) Notes pursuant to the Amended and Restated Master Indenture, dated as of May 1, 2018, between the Trust and the Indenture Trustee, as supplemented by the SynchronySeries Indenture Supplement and the Class A(2018-1) Terms Document.

Use of Proceeds — Class A(2018-1) Notes. The public offering of the SynchronySeries Class A(2018-1) Notes was made under the registration statement on Form SF-3 (File Nos. 333-224689, 333-224689-01) filed with the Securities and Exchange Commission on May 4, 2018 (as amended by pre-effective amendment no. 1 on June 11, 2018 and declared effective on June 26, 2018) (collectively, the “Registration Statement”).

The public offering of the SynchronySeries Class A(2018-1) Notes was terminated on September 26, 2018 upon the sale of all of the SynchronySeries Class A(2018-1) Notes. The underwriters of the SynchronySeries Class A(2018-1) Notes were Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC, Wells Fargo Securities, LLC, Citigroup Global Markets Inc., MUFG Securities Americas Inc., TD Securities (USA) LLC and The Williams Capital Group, L.P.

During the period from the effective date of the Registration Statement through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the SynchronySeries Class A(2018-1) Notes with respect to underwriting commissions and discounts was $2,500,000. After deducting the underwriting commission and discount described in the preceding sentence, the net offering proceeds of the Trust before expenses for the SynchronySeries Class A(2018-1) Notes are $997,470,000. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $1,000,000 and net proceeds of the Trust, after deduction of expenses, are reasonably estimated to be $996,470,000. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Trust or (b) owners of 10 percent or more of any class of securities of the Trust.

The net proceeds of the Trust, after deducting the underwriting commissions and discounts, and expenses above, were used to purchase credit card receivables from Funding. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) directors or officers of the Trust or (b) owners of 10 percent or more of any class of securities of the Trust.

Unregistered Sale of SynchronySeries Notes and Notes to Synchrony Card Funding, LLC. On September 26, 2018, the Trust issued $5,000,000 principal amount of each of the SynchronySeries Class B(2018-1) Notes, Class C(2018-1) Notes and Class D(2018-1) Notes.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 4.1	SynchronySeries Indenture Supplement, between the Trust and the Indenture Trustee

Exhibit 4.2	Class A(2018-1) Terms Document, between the Trust and the Indenture Trustee

Exhibit 4.3	Risk Retention Agreement, among Funding, Synchrony Bank and the Trust, with respect to the Class A(2018-1) Notes

Exhibit 4.4	Class B(2018-1) Terms Document, between the Trust and the Indenture Trustee

Exhibit 4.5	Class C(2018-1) Terms Document, between the Trust and the Indenture Trustee

Exhibit 4.6	Class D(2018-1) Terms Document, between the Trust and the Indenture Trustee

Exhibit 99.1	Composition of the Trust Portfolio

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 2, 2018	Synchrony Card Funding, LLC

	By:	/s/ Andrew Lee
	Name:	Andrew Lee
	Title:	Vice President